UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 18, 2014

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town and Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

(972) 668-8800
(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 19, 2014 the Company issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the appointment of Ms. LaRae L. Sanders as its Vice President of Land.  The Company also announced that D. Dale Gillette will continue to serve as its Vice President of Legal and General Counsel. A copy of the press release containing these organizational changes is attached hereto as Exhibit 99.1.

Item 8.01    Other Events

On November 18, 2014, the Company announced that its Board of Directors declared a dividend of $0.125 per share which will be paid on December 15, 2014 to all stockholders of record as of the close of business on December 5, 2014.  A copy of this press release is attached hereto as Exhibit 99.2.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits

Exhibit 99.1	Press Release dated November 19, 2014 announcing certain management changes.

Exhibit 99.2	Press Release dated November 18, 2014 announcing the Company's dividend declaration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: November 19, 2014	By:	/s/ ROLAND O. BURNS
Roland O. Burns
President and Chief Financial Officer